April 15, 1996




Securities and Exchange Commission                               SENT VIA EDGAR
450 South Fifth Street NW
Washington DC  20549

Subject: FORM 8-K FOR LUND INTERNATIONAL HOLDINGS, INC.
         Commission File No.: 0-16319

Dear Sir or Madam:

Please find included with this transmittal letter the Form 8-K for Lund International Holdings, Inc. with respect to the change in the Company's certifying accountants.

Sincerely,

LUND INTERNATIONAL HOLDINGS, INC.



/s/ Kathy R. Smith
Kathy R. Smith
Corporate Secretary



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               -------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event report)  April 15, 1996

                        Lund International Holdings, Inc.
               (Exact name of registrant as specified in charter)



    Delaware                  0-16319                  41-1568618
(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)            Identification No.)
incorporation)

     911 Lund Boulevard, Anoka, Minnesota                        55303
     (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code         (612) 576-4200


         (Former name or former address, if changed since last report)


Item 4. Changes in Registrant's Certifying Accountant.

On April 9, 1996, the Registrant dismissed KPMG Peat Marwick LLP as its accountant. KPMG Peat Marwick LLP was the independent accountant who was engaged as principal accountant to audit the Registrant's financial statements for the Registrant's two most recent completed fiscal years. On April 9, 1996, the Registrant retained Coopers & Lybrand LLP as its independent auditors to audit the Registrant's financial statements for the year ending June 30, 1996.

The reports of KPMG Peat Marwick LLP on the financial statements of the Registrant for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with the audits of the Registrant's financial statements for the two most recent fiscal years and the subsequent interim period proceeding their dismissal, there were no disagreements with KPMG Peat Marwick LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of KPMG Peat Marwick LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

During the Registrant's two most recent fiscal years and the subsequent interim period, there were no "reportable events" as described in Item 304 (a) (1) (v) of Regulation S-K.

Prior to the engagement of Coopers & Lybrand LLP, the Registrant had not consulted with Coopers & Lybrand LLP regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, or any matter described above.

The decision to change accountants was recommended by the audit committee of the Board of Directors and approved by the entire Board.

The Registrant has requested KPMG Peat Marwick LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter will be filed within two business days of receipt by the Registrant. In addition, Coopers & Lybrand LLP was provided an opportunity to review the above statements and provide a letter regarding such statements.

Item 7. Exhibits.

     (A small fee)

     16.1    Letter from KPMG Peat Marwick dated April 12, 1996.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                              LUND INTERNATIONAL HOLDINGS, INC.



                                               By:/s/ William J. McMahon
                                                      William J. McMahon
Dated: April 15, 1996                                 President